UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report: May 11, 2017
(Date of earliest event reported)

E*TRADE FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 521-4300

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                                       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                          Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of E*TRADE Financial Corporation (the “Company”) held on May 11, 2017, stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on March 29, 2017.

The vote results detailed below represent the final results as certified by the Inspector of Elections:

Proposal 1

Election of 12 directors for a term that will end at the Company’s 2018 Annual Meeting of Stockholders:

Director	For	Against	Abstain	Broker Non-Vote
Richard J. Carbone	207,592,571	135,659	64,414	20,342,886
James P. Healy	207,595,781	134,258	62,605	20,342,886
Kevin T. Kabat	207,584,670	143,160	64,814	20,342,886
Frederick W. Kanner	206,767,700	960,398	64,546	20,342,886
James Lam	207,605,556	120,203	66,885	20,342,886
Rodger A. Lawson	206,601,690	1,128,423	62,531	20,342,886
Shelley B. Leibowitz	207,592,381	135,737	64,526	20,342,886
Karl A. Roessner	207,581,694	146,023	64,927	20,342,886
Rebecca Saeger	207,309,759	419,433	63,452	20,342,886
Joseph L. Sclafani	206,971,227	758,263	63,154	20,342,886
Gary H. Stern	207,587,018	141,003	64,623	20,342,886
Donna L. Weaver	204,882,666	2,847,518	62,460	20,342,886

Proposal 2

Approval, by a non-binding advisory vote, of the compensation of the Company’s Named Executive Officers (the “Say-on-Pay Vote”):

For	Against	Abstain	Broker Non-Vote
193,025,319	14,691,479	75,846	20,342,886

Proposal 3

Selection, by a non-binding advisory vote, of the frequency of the Say-on-Pay Vote:

One Year	Two Years	Three Years	Abstain
188,489,805	205,441	18,988,262	109,136

In line with the advisory voting by our stockholders, the Company has decided that it will include an advisory Say-on-Pay Vote in its proxy materials every year until the next required advisory vote on the frequency of the Say-on-Pay Vote.

Proposal 4

Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017:

For	Against	Abstain
223,057,773	4,299,531	778,226

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Dated: May 11, 2017	By:	/s/ Lori S. Sher
Name: Lori S. Sher
Title: Corporate Secretary